SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: March 15, 2002
                        (Date of earliest event reported)


                              NATHAN'S FAMOUS, INC.
             (Exact name of registrant as specified in its charter)



    New York                        0-03189                        11-3166443
--------------------------------------------------------------------------------
(State or other                   (Commission                     (IRS Employer
jurisdiction of                   File Number)                    Identification
 incorporation)                                                      Number)


1400 Old Country Road, Westbury, New York                            11590
--------------------------------------------------------------------------------
 (Address of principal executive offices)                          (Zip Code)



Registrant's telephone number including area code                (516) 338-8500


              ----------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4.   Changes in Registrant's Certifying Accountant
          ---------------------------------------------

     (a) (1) (i) On March 15, 2002, the Registrant dismissed Arthur Andersen LLP, the Registrant's independent public accountants for the fiscal year ending March 25, 2001.

     (ii) In connection with the audit for the Registrant's fiscal years ended March 26, 2000 and March 25, 2001 and through the date of this report, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

     (iii) The report of Arthur Andersen LLP for the Registrant's fiscal years ended March 26, 2000 and March 25, 2001 does not contain an adverse opinion or a disclaimer of opinion, or a qualification or modification as to uncertainty, audit scope or accounting principles.

     (iv) The decision to change accountants was ratified by the Registrant's Audit Committee on March 19, 2002.

     (v) The Registrant has not had any discussions nor received any written opinion or oral advice from Arthur Andersen LLP during the two most recent fiscal years and any subsequent interim period with respect to either the application of accounting principles to a specified transaction, either completed or proposed, or as to the type of audit opinion that might be rendered on the Registrant's consolidated financial statements.

     (2) Effective March 25, 2002, the Registrant engaged Grant Thornton LLP to act as its independent public accountants. Grant Thornton LLP will audit the Registrant's consolidated financial statements for the fiscal year ending March 31, 2002.

     During the Registrant's two most recent fiscal years and subsequent interim period prior to engaging Grant Thornton LLP, neither the Registrant nor any person acting on its behalf consulted with Grant Thornton LLP regarding either
(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that the new accountant concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement with the Registrant's prior accountant or a reportable event.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (c)  Exhibits

          (16) Letter from Arthur Andersen LLP required by Item 304(a)(3) of Regulation S-K.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NATHAN'S FAMOUS, INC.

                                       /s/ Ronald G. DeVos
                                       ------------------------------------
                                       Ronald G. DeVos
                                       Vice President - Finance

Dated:  March 26, 2002